                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                             TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                  JUNE 17, 2003
                Date of report (Date of earliest event reported)

                                VISTA GOLD CORP.
             (Exact Name of Registrant as Specified in Its Charter)

                             YUKON TERRITORY, CANADA
                 (State or Other Jurisdiction of Incorporation)

                 1-9025                        NOT APPLICABLE.
         (Commission File Number)      (IRS Employer Identification No.)

       7961 SHAFFER PARKWAY, SUITE 5               80127
                LITTLETON, CO
   (Address of Principal Executive Offices)      (Zip Code)

                                 (720) 981-1185
              (Registrant's Telephone Number, Including Area Code)

                                NOT APPLICABLE.
          (Former Name or Former Address, if Changed Since Last Report)

                                VISTA GOLD CORP.

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.

ITEM 5.  OTHER EVENTS.

         PRESS RELEASE DATED JUNE 17, 2003

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of businesses acquired:

                  Not applicable.

         (b)      PRO FORMA financial information:

                  Not applicable.

         (c)      Exhibits

                  VISTAGOLD CORP COMPLETES GRANT OF OPTION ON SILVER RESOURCES AT THE MAVERICK SPRINGS PROJECT.

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not applicable.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

         Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     VISTA GOLD CORP.
                                     (Registrant)


Date: June 17, 2003                  By:     /s/ John F. Engele
                                        -------------------------------
                                     John F. Engele
                                     Vice President Finance

                                  EXHIBIT INDEX

            EXHIBIT NO.                                               PAGE NO.
            -----------                                               --------

19.1    Press release dated June 17, 2003 Vista Gold Corp.               5
        Completes Grant of Option on Silver Resources at the Maverick Springs Project.